UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2013

SMTP, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	0-54309	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1810 E. Sahara Ave. Suite 111 Las Vegas, NV	89104
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 877-705-9362 Ext. 205

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On September 19, 2013, the registrant issued a press release reporting that its Chief Executive Officer, Jon Strimling, will appear on "The RedChip Money Report: Small Stocks Big Money" television program that will air on Fox Business News, Thursday, September 19, 2013 at 10 p.m. Pacific (Friday, September 20 at 1 a.m. Eastern).

The segment featuring Jon Strimling’s interview will be available for viewing online at: www.SMTP.com or at  http://www.youtube.com/watch?v=QvjJnIWojtc. The entire TV show will be available for viewing online at: http://www.redchip.com/moneyreport.

Item 9.01  Financial Statements and Exhibits

Exhibit No.

Description

99.1

Press release dated September 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTP, INC.

By:

/s/ Jonathan M. Strimling

Jonathan M. Strimling,

Chief Executive Officer

Dated: September 19, 2013